GENTEX CORPORATION

GENTEX CORPORATION
600 N. CENTENNIAL ST.
ZEELAND, MI 49464
ATTN: SCOTT RYAN

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 05/19/2021 for shares held directly and by 11:59 P.M. ET on 05/17/2021 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/GNTX2021
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 05/19/2021 for shares held directly and by 11:59 P.M. ET on 05/17/2021 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Directors

Nominees

01) Ms. Leslie Brown 02) Mr. Steve Downing 03) Mr. Gary Goode 04) Mr. James Hollars 05) Mr. Richard Schaum
06) Ms. Kathleen Starkoff 07) Mr. Brian Walker 08) Mr. James Wallace 09) Dr. Ling Zang

02 0000000000

The Board of Directors recommends you vote FOR proposals 2 and 3.

	For	Against	Abstain
2. To ratify the appointment of Ernst & Young LLP as the Company's auditors for the fiscal year ending December 31, 2021.	☐	☐	☐
3. To approve, on an advisory basis, compensation of the Company's named executive officers.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household

Yes ☐ No ☐

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000490028_1 R1.0.0.153

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com

PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GENTEX CORPORATION

The undersigned hereby appoints Steve Downing, Kevin Nash and Scott Ryan, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Gentex Corporation Common Stock, which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders of Gentex Corporation to be held May 20, 2021, or any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting.

This Proxy Card, when properly executed, will be voted in the manner directed herein by the undersigned.

IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1; FOR PROPOSAL 2 (ratify the auditors); FOR PROPOSAL 3 (approve compensation for the named executive officers on an advisory basis); AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

0000490028_2 R1.0.0.153

Continued and to be signed on reverse side